UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 17, 2007

VeraSun Energy Corporation
(Exact name of registrant as specified in its charter)

South Dakota	000-32913	20-3430241
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 22nd Avenue
Brookings, SD 57006
(Address of principal executive offices)

(605) 696-7200
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

This Form 8-K/A (“Amendment No. 1”) amends and supplements the Current Report on Form 8-K filed August 20, 2007 by VeraSun Energy Corporation (the “Company”) to include the financial statements and pro form financial information required by Item 9.01. As previously reported, on August 17, 2007, the Company purchased all of the equity interests in ASA OpCo Holdings, LLC (“ASA Holdings”) from ASAlliances Biofuels, LLC (“ASAlliances”) for an aggregate amount of $675,175,000. Of this amount, we issued 13,801,384 shares of our common stock (valued at $194,323,000), and paid $250 million of cash to the seller at closing. The balance of the acquisition cost consists of $230,852,000 of indebtedness owed by ASA Holdings and its subsidiaries which remained outstanding after the closing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

The historical audited consolidated financial statements of ASAlliances Biofuels, LLC and its subsidiaries (a development-stage company) as of December 31, 2006 and 2005 and for the years then ended are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference. The historical interim unaudited consolidated financial statements of ASAlliances Biofuels, LLC for the six months ended June 30, 2007 are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(b)	Pro forma financial information

The unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2007 and the year ended December 31, 2006 and the unaudited pro forma condensed consolidated balance sheet as of June 30, 2007 with respect to the transaction referred to above are files as Exhibit 99.3 to the Amendment No. 1 and incorporated herein by reference. The unaudited pro forma condensed consolidated balance sheet has been prepared as if the transaction closed on June 30, 2007.

(d) Exhibits

The following exhibits are included herein:
Exhibit No.	Description
23.1	Consent of Independent Auditor.

99.1	The historical audited consolidated financial statements of ASAlliances Biofuels, LLC at and for the two years ended December 31, 2006 and 2005.

99.2	The historical interim unaudited consolidated financial statements of ASAlliances Biofuels, LLC at and for the six months ended June 30, 2007.

99.3
Unaudited pro forma condensed consolidated balance sheet as of June 30, 2007 and the unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2007 and the year ended December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERASUN ENERGY CORPORATION

Date: November 2, 2007	By:	/s/ Donald L. Endres
Donald L. Endres Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description
23.1	Consent of Independent Auditor.

99.1	The historical audited consolidated financial statements of ASAlliances Biofuels, LLC at and for the two years ended December 31, 2006 and 2005.

99.2	The historical interim unaudited consolidated financial statements of ASAlliances Biofuels, LLC at and for the six months ended June 30, 2007.

99.3
Unaudited pro forma condensed consolidated balance sheet as of June 30, 2007 and the unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2007 and the year ended December 31, 2006.